UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2021
SPECTRUM PHARMACEUTICALS INC
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 South Eastern Avenue	Suite 240	Henderson	Nevada	89052
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Spectrum Pharmaceuticals, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) on June 17, 2021 at the Company’s corporate headquarters located at 11500 S. Eastern Avenue, Suite 240, Henderson, Nevada 89052. As of the close of business on April 20, 2021, the record date for the Annual Meeting, a total of 155,713,230 shares were outstanding and entitled to vote, of which a total of 106,681,573 shares were present in person or by proxy at the Annual Meeting, constituting a quorum for the conduct of business thereat.

The following sets forth detailed information regarding the voting results at the Annual Meeting for each of the matters voted upon by the stockholders. These matters are described in more detail in the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 21, 2021 (the “Proxy Statement”).

Proposal No. 1:
The Company’s stockholders elected each of the seven nominees named below to serve on the Board of Directors of the Company for a one-year term expiring at the annual meeting of stockholders in 2022 and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
William L. Ashton	83,591,525	2,264,965	457,988	20,367,095
Nora E. Brennan	84,250,330	1,637,135	427,013	20,367,095
Seth H.Z. Fischer	83,679,081	2,185,138	450,259	20,367,095
Joseph W. Turgeon	84,018,497	1,866,293	429,688	20,367,095
Jeffrey L. Vacirca, M.D., FACP	83,048,340	2,782,897	483,241	20,367,095
Dolatrai M. Vyas, Ph.D.	83,565,401	2,297,537	451,540	20,367,095
Bernice R. Welles, M.D., M.B.A.	83,002,308	2,884,751	427,419	20,367,095

Proposal No. 2:
The Company’s stockholders approved by advisory vote the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,208,187	4,439,741	666,550	20,367,095

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No. Description
104      Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date:	June 22, 2021	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer